UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):           May 15, 2006

NCO Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	0-21639	23-2858652

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 Prudential Road, Horsham, Pennsylvania		19044

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (215) 441-3000

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure

On May 16, 2006, NCO Group, Inc. (the “Company”) issued a press release announcing that its Board of Directors received a proposal on May 15, 2006 from a group of investors led by Michael J. Barrist, Chairman and Chief Executive Officer of the Company, to acquire all of the outstanding shares of the Company for $27.50 per share in cash. The press release is furnished herewith as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

No.	Description

99.1	Press Release dated May 16, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCO GROUP, INC.

Date: May 16, 2006	By:	/s/ Steven L. Winokur

	Name:	Steven L. Winokur
	Title:	Executive Vice President; Chief Financial Officer and Chief Operating Officer - Shared Services

EXHIBIT INDEX

No.	Description

99.1	Press Release dated May 16, 2006.